SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                             ------------------------

                                     FORM 8-K


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934, AS AMENDED



         Date of Report (Date of earliest event reported): October 27, 1996


                          MERCANTILE BANCORPORATION INC.
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)




                Missouri                  1-11792          43-0951744
         ------------------------      ------------   -------------------
         (State of Incorporation)      (Commission       (IRS Employer
                                       File Number)   Identification No.)




                P.O. Box 524, St. Louis, Missouri                63166-0524
         -----------------------------------------------         ----------
         (Address of principal executive offices)                 Zip Code



                                  (314) 425-2525
                  ----------------------------------------------------
                  (Registrant's telephone number, including area code)





                     INFORMATION TO BE INCLUDED IN THE REPORT


         ITEM 5.   OTHER EVENTS.

              On October 27, 1996, Mercantile Bancorporation, a corporation organized and existing under the laws of the State of Missouri ("Mercantile"), and Mark Twain Bancshares, Inc., a corporation organized and existing under the laws of the State of Missouri ("Bancshares"), and each registered as a bank holding company un-der the Bank Holding Company Act of 1956, as amended, entered into an Agreement and Plan of Reorganization (the "Merger Agreement"), pursuant to which Bancshares will be merged with Ameribanc, Inc., a Missouri corporation and a wholly owned subsidiary of Mercantile (the "Merger"). The Executive Committee of the Board of Directors of Mercantile and the Board of Directors of Bancshares approved the Merger at their meetings held on October 23 and October 27, 1996, respectively.

              In accordance with the terms of the Merger Agreement, (i) each share of Bancshares common stock, par value $1.25 per share ("Bancshares Common Stock"), outstanding immediately prior to the effective time of the Merger (the "Effective Time") will be con-verted into the right to receive 0.952 of a share (the "Exchange Ratio") of Mercantile common stock, par value $5.00 per share ("Mercantile Common Stock"), and the associated preferred share purchase rights under Mercantile's Rights Agreement, dated May 23, 1988.

              The Merger is intended to constitute a tax-free reorganiza-tion under the Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling of interests.

              Consummation of the Merger is subject to various conditions, including: (i) receipt of approval by the shareholders of each of Mercantile, Ameribanc, Inc. and Bancshares of appropriate matters relating to the Merger Agreement and the Merger; (ii) receipt of requisite regulatory approvals from the Board of Governors of the Federal Reserve System and other federal and state regulatory authorities as necessary; (iii) receipt of an opinion of counsel as to the tax treatment of certain aspects of the Merger; (iv) registration of the shares of Mercantile Common Stock to be issued in the Merger under the Securities Act of 1933, as amended (the "1933 Act") and all applicable state securities laws; and (v) sat-isfaction of certain other conditions. Certain directors and officers of Bancshares, who in the aggregate have voting power over approximately 14.9% of the outstanding shares of Bancshares Common Stock, based upon 16,384,722 share of Bancshares Common Stock outstanding as of September 30, 1996, as represented by Bancshares, have agreed with Mercantile to vote all such shares of Bancshares Common Stock to approve the Merger and not to sell any of such shares other than pursuant to the Merger without Mercantile's consent.





              The Merger Agreement and the transactions contemplated thereby will be submitted for approval at meetings of the share-holders of each of Bancshares and Mercantile. Prior to such meet-ings, Mercantile will file a registration statement with the Secu-rities and Exchange Commission registering under the Securities Act of 1933, as amended, the Mercantile stock to be issued in the Merger. Such shares of Mercantile stock will be offered to Banc-shares shareholders pursuant to a prospectus that will also serve as a joint proxy statement for the shareholders' meetings.

              The preceding description of the Merger Agreement is quali-fied in its entirety by reference to the copy of the Merger Agree-ment included as Exhibit 2.1 hereto and which is hereby incorpo-rated herein by reference.

              In connection with the Merger Agreement, Mercantile and Banc-shares entered into a Stock Option Agreement, dated October 27, 1996 (the "Stock Option Agreement"), pursuant to which Bancshares granted to Mercantile an irrevocable option to purchase, under certain circumstances, up to 3,261,522 authorized and unissued shares of Bancshares Common Stock at a price, subject to certain adjustments, of $42.375 per share (the "Mercantile Option"). The Mercantile Option, if exercised, would equal, before giving effect to the exercise of the Mercantile Option, 19.9% of the total number of shares of Bancshares Common Stock outstanding. The Mercantile Option was granted by Bancshares as a condition and inducement to Mercantile's willingness to enter into the Merger Agreement. Under certain circumstances, Bancshares may be required to repurchase the Mercantile Option or the shares ac-quired pursuant to the exercise of the Mercantile Option.

              The preceding description of the Stock Option Agreement is qualified in its entirety by reference to the copy of the Stock Option Agreement included as Exhibit 2.2 hereto and which is hereby incorporated herein by reference.

         ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

              (c)  Exhibits
                   --------

         Exhibit   Description
         -------   -----------

         2.1 Agreement and Plan of Merger, dated as of October 27, 1996, by and between Mercantile Bancorporation Inc., Ameribanc, Inc. and Mark Twain Bancshares, Inc.

         2.2 Stock Option Agreement, dated as of October 27, 1996, by and between Mercantile Bancorporation Inc., as grantee, and Mark Twain Bancshares, Inc., as issuer.





         99 Text of joint press release, dated October 28, 1996, is-sued by Mercantile Bancorporation Inc. and Mark Twain Bancshares, Inc.






                                    SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          MERCANTILE BANCORPORATION INC.
                                          (Registrant)
                                          ------------

                                          By:  /s/ Jon W. Bilstrom
                                               -----------------------
                                               Jon W. Bilstrom
                                               General Counsel and
                                                 Secretary





         Dated: November 6, 1996






                                   EXHIBIT INDEX

         Exhibit No.    Description of Exhibit
         -----------    ----------------------

         2.1 Agreement and Plan of Merger, dated as of October 27, 1996, by and between Mercantile Bancorporation Inc., Ameribanc, Inc. and Mark Twain Bancshares, Inc.

         2.2 Stock Option Agreement, dated as of October 27, 1996, by and between Mercantile Bancorporation Inc., as grantee, and Mark Twain Bancshares, Inc., as issuer.

         99 Text of joint press release, dated October 28, 1996, issued by Mercantile Bancorporation Inc. and Mark Twain Bancshares, Inc.